Transamerica Managed Risk – Growth ETF VP
Summary Prospectus May 1, 2021

Class	Initial & Service (No Ticker)
This summary prospectus is designed to provide shareholders with key portfolio information in a clear and concise format. Before you invest, you may want to review the portfolio's prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's prospectus and other information about the portfolio, including the portfolio's statement of additional information and most recent reports to shareholders, online at www.transamericaseriestrust.com. You can also get this information at no cost by calling 866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com, or from your financial professional. The portfolio's prospectus, dated May 1, 2021, and statement of additional information, dated May 1, 2021, as supplemented from time to time, and the independent registered public accounting firm’s report and financial statements in the portfolio's annual report to shareholders, dated December 31, 2020, are incorporated by reference into this summary prospectus.
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
Fees and Expenses: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class:	Initial	Service
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	Initial	Service
Management fees	0.30%	0.30%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.02%	0.02%
Acquired fund fees and expenses[1]	0.12%	0.12%
Total annual fund operating expenses	0.44%	0.69%
1
Acquired fund fees and expenses reflect the portfolio’s pro rata share of the fees and expenses incurred by investing in other investment companies. Acquired fund fees and expenses are not included in the calculation of the ratios of expenses to average net assets shown in the Financial Highlights section of the portfolio’s prospectus.
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Initial Class	$45	$141	$246	$555
Service Class	$70	$221	$384	$859
Portfolio Turnover: The portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the portfolio’s performance.
During the most recent fiscal year, the portfolio turnover rate for the portfolio was 201% of the average value of its portfolio.
Principal Investment Strategies: The portfolio is a fund of funds. The portfolio’s sub-adviser, Milliman Financial Risk Management LLC (the “sub-adviser”), seeks to achieve the portfolio’s objective by investing its assets primarily in a combination of underlying Transamerica-sponsored and third party exchange traded funds (“ETFs”).
In seeking to achieve its investment objective, the portfolio follows these investment strategies:
•
Under normal circumstances, the portfolio will invest at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in ETFs. The portfolio expects to allocate substantially all of its assets among underlying ETFs that track the performance of a benchmark index in seeking to achieve targeted exposure to domestic equities, international equities and domestic bonds. The portfolio’s goal is to achieve a mix over time of approximately 75% of net assets in ETFs that invest primarily in equities (“equity ETFs”) and 25% of net assets in ETFs that invest primarily in fixed income securities (“fixed income ETFs”). The sub-adviser may adjust these percentage allocations as market conditions change based on the sub-adviser’s risk management calculations.
•
The portfolio employs a managed risk strategy in an effort to manage return volatility. The sub-adviser uses a proprietary model to forecast short term volatility, and adjusts the portfolio’s weightings if this short term volatility forecast is outside of a target range. The strategy also aims to reduce the impact of sustained market declines by reducing equity exposure. In implementing this strategy, based on the level of volatility in equity and fixed income markets, changes in volatility, the level of interest rates, and drawdowns experienced by the portfolio, the sub-adviser may increase exposure to equity ETFs to approximately 100% of net assets or may decrease exposure to equity ETFs to approximately 35% of net assets, and may increase exposure to fixed income ETFs to approximately 65% of net assets or may decrease exposure to fixed income ETFs to approximately 0% of net assets. This means at any time the portfolio’s asset mix may be significantly different than its stated asset mix goal.
•
The sub-adviser decides how much of the portfolio’s assets to allocate to each underlying ETF based on what it considers to be prudent diversification principles and other factors, such as historical performance and volatility in the equity and fixed income markets.
•
The sub-adviser may periodically adjust the portfolio’s allocations to favor investments in those underlying ETFs that are expected to provide the most favorable outlook for achieving the portfolio’s investment objective.
Each underlying ETF has its own investment objective, principal investment strategies and investment risks. The portfolio’s ability to achieve its investment objective depends partly (or in part) on the performance of the underlying ETFs.
It is not possible to predict the extent to which the portfolio will be invested in a particular underlying ETF at any time. The portfolio may also invest in institutional mutual funds. The portfolio may be a significant shareholder in certain underlying ETFs.
The sub-adviser may change the portfolio’s asset allocations and underlying ETFs at any time without investor approval and without notice to investors.
Principal Risks: Risk is inherent in all investing. Many factors and risks affect the portfolio's performance, including those described below. The value of your investment in the portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly day to day and over time. You may lose part or all of your investment in the portfolio or your investment may not perform as well as other similar investments. The portfolio, through its investments in underlying portfolios, is subject to the risks of the underlying portfolios. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the portfolio (either directly or through its investments in underlying portfolios). Each risk described below may not apply to each underlying portfolio and an underlying portfolio may be subject to additional or different risks than those described below. An investment in the portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money if you invest in this portfolio.
Market – The market values of the portfolio’s securities and other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, political developments, investor sentiment, public health emergencies such as a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The market prices of securities and other assets also may go down due to events or conditions that affect particular sectors, industries or issuers. Adverse market conditions may be prolonged and may not have the same impact on all types of securities or other assets.
Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, public health events, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the portfolio’s investments may go down.
The COVID-19 pandemic has caused substantial market disruption around the world, including the U.S. There have been periods of extreme volatility, and periods where there have been no buyers for certain securities, including U.S. Treasury securities. Some sectors of the economy and individual issuers have experienced particularly large losses. The pandemic has reduced liquidity of particular investments and asset classes; resulted in significant disruptions to business operations, including business closures; strained healthcare systems; disrupted supply chains, consumer demand and employee availability; and restricted travel. These conditions may continue for an extended period of time, or worsen. The pandemic may result in a sustained domestic or global economic downturn or recession. Developing or emerging market countries may be more adversely impacted. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known.
The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted in significant expansion of public debt, including in the U.S. The long-term consequences of this level of public debt are not known. In addition, certain interest rates have been reduced to very low levels. This and other government intervention into the economy and financial markets to address the pandemic may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.
The COVID-19 pandemic could continue to adversely affect the value and liquidity of the portfolio’s investments, impair the portfolio’s ability to satisfy redemption requests, and negatively impact the portfolio’s performance.
Managed Risk Strategy – The portfolio employs a managed risk strategy. The strategy attempts to stabilize the volatility of the portfolio around a target volatility level and manage downside exposure during periods of significant market declines but may not work as intended. Because market conditions change, sometimes rapidly and unpredictably, the success of the strategy also will be subject to the sub-adviser’s ability to implement the strategy in a timely and efficient manner. The strategy may result in periods of underperformance and may fail to protect against market declines. The strategy may limit the portfolio’s ability to participate in up markets, may cause the portfolio to underperform its benchmark in up markets, may increase transaction costs at the portfolio and/or underlying ETF level and may result in substantial losses if it does not work as intended. For example, if the portfolio has reduced its equity exposure to avoid losses in certain market conditions, and the market rises sharply and quickly, there may be a delay in increasing the portfolio’s equity exposure, causing the portfolio to forgo gains from the market rebound. Managing the portfolio pursuant to the strategy may result in the portfolio not achieving its stated asset mix goal due to unforeseen or unanticipated market conditions. The strategy also serves to reduce the risk to the Transamerica insurance companies that provide guaranteed benefits under certain variable contracts from equity market volatility and to facilitate their provision of those guaranteed benefits. The strategy also may have the effect of limiting the amount of guaranteed benefits. The portfolio’s performance may be lower than similar portfolios that are not subject to a managed risk strategy.
Model and Data – If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the portfolio to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the portfolio.
Equity Securities – Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the portfolio fall, the value of your investment in the portfolio will decline. The portfolio may lose its entire investment in the equity securities of an issuer.
Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the portfolio falls, the value of your investment will go down. The portfolio may lose its entire investment in the fixed-income securities of an issuer.
Underlying Transamerica-Sponsored Exchange Traded Funds – The portfolio invests in Transamerica-sponsored ETFs. As of the date of this prospectus, the portfolio holds a large portion of the outstanding shares of certain Transamerica-sponsored ETFs and may represent a large percentage of the trading volume of a Transamerica-sponsored ETF. This may prevent the portfolio from selling shares of a Transamerica-sponsored ETF on the exchange at such times or price or in such amounts as it may otherwise desire. These risks are in addition to other risks of investing in ETFs.
Allocation – The portfolio’s investment performance, in large part, depends on the portfolio’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results.
Management – The value of your investment may go down if the investment manager’s or sub-adviser's judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser's investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the portfolio to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Active Trading – The portfolio may purchase and sell securities without regard to the length of time held. Active trading may be more pronounced during periods of market volatility and may have a negative impact on performance by increasing transaction costs.
Allocation  and Structure Conflicts – Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, and the sub-adviser face actual and potential conflicts of interest with respect to the sub-adviser’s selection and allocation of the portfolio’s assets among Transamerica-sponsored ETFs and unaffiliated ETFs. TAM serves as the investment manager and the portfolio’s sub-adviser serves as the sub-adviser to the Transamerica-sponsored ETFs. TAM has an incentive to include Transamerica-sponsored ETFs as investment options for the portfolio. TAM and the sub-adviser will receive more revenue when the sub-adviser selects a Transamerica-sponsored ETF rather than an unaffiliated ETF for inclusion in the portfolio. This conflict may provide an incentive for the sub-adviser to select Transamerica-sponsored ETFs that underperform unaffiliated ETFs and/or have higher expense ratios than unaffiliated ETFs. TAM and the sub-adviser also have an incentive to provide scale to the Transamerica-sponsored ETFs to improve the viability of the ETFs and to reduce their expenses. The sub-adviser also has an incentive to take into account the effect on a Transamerica-sponsored ETF in determining whether, and under what circumstances, to purchase or sell shares in that Transamerica-sponsored ETF. TAM, the sub-adviser and the portfolio have adopted practices, policies and procedures that are intended to identify, manage and, where possible, mitigate conflicts of interest. There is no assurance, however, that these practices, policies and procedures will be effective.
Asset Class Variation – The underlying ETFs invest principally in the securities constituting their asset class (i.e., equity or fixed income) or underlying index components. However, an underlying ETF may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying ETFs at any given time, and the percentage of the portfolio's assets invested in various underlying ETFs, the portfolio's actual exposure to the securities in a particular asset class may vary substantially from its target allocation for that asset class.
Counterparty – The portfolio could lose money if the counterparties to derivatives, repurchase agreements and other financial contracts entered into for the portfolio do not fulfill their contractual obligations. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.
Credit – If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the portfolio or a counterparty to a financial contract with the portfolio is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be significant, particularly in certain market environments. In addition, the portfolio may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Currency – The value of a portfolio’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A portfolio may be unable or may choose not to hedge its foreign currency exposure.
Extension – When interest rates rise, repayments of fixed income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Foreign Investments – Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the portfolio’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, tariffs and trade disruptions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may be more difficult to value than investments in U.S. issuers.
Interest Rate – Interest rates in the U.S. and certain foreign markets have been low relative to historic levels. The portfolio faces a risk that interest rates may rise. The value of fixed income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the portfolio’s investments. A general rise in interest rates may cause investors to sell fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities generally and could also result in increased redemptions from the portfolio. Increased redemptions could cause the portfolio to sell securities at inopportune times or depressed prices and result in further losses.
Liquidity – The portfolio may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. If the portfolio is forced to sell an illiquid investment to meet redemption requests or other cash needs, the portfolio may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the portfolio to sell. This may prevent the portfolio from limiting losses.
Prepayment or Call – Many issuers have a right to prepay their fixed income securities. If this happens, the portfolio will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Underlying Exchange Traded Funds – Because the portfolio invests its assets in various underlying ETFs, its ability to achieve its investment objective depends largely on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the portfolio to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the portfolio may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the portfolio’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the portfolio invests more of its assets in one underlying ETF than in another, the portfolio will have greater exposure to the risks of that underlying ETF. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.
Equity-based ETFs are subject to risks similar to those of stocks; fixed income-based ETFs are subject to risks similar to those of fixed-income securities. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may be above or below the shares’ net asset value; (ii) during periods of market volatility, the share prices of ETFs may deviate significantly from their NAVs; (iii) an active trading market for an ETF’s shares may not develop or be maintained; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally, or trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the portfolio’s shares could also be substantially and adversely affected.
Valuation – The sales price the portfolio could receive for any particular portfolio investment may differ from the portfolio's valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third-party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. These differences may increase significantly and affect portfolio investments more broadly during periods of market volatility. Investors who purchase or redeem portfolio shares on days when the portfolio is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the portfolio had not fair-valued securities or had used a different valuation methodology.
Performance: The bar chart and the table below provide some indication of the risks of investing in the portfolio. The bar chart shows how the portfolio’s performance has varied from year to year. The table shows how the portfolio’s average annual total returns for different periods compare to the returns of a broad measure of market performance, as well as comparison to one or more secondary indices.
The performance calculations do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, performance would be lower.
As with all mutual funds, past performance is not a prediction of future results. Updated performance information is available on our website at www.transamericaseriestrust.com/content/Performance.aspx or by calling 1-888-233-4339.
Prior to July 1, 2015 the portfolio was named Transamerica Vanguard ETF Portfolio - Growth VP, had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to the previous sub-adviser and strategies.

Annual Total Returns (calendar years ended December 31) - Initial Class

	Quarter Ended	Return
Best Quarter:	12/31/2020	8.51%
Worst Quarter:	3/31/2020	-13.04%

Average Annual Total Returns (periods ended December 31, 2020)
	1 Year	5 Years	10 Years	Inception Date
Initial Class	4.52%	7.74%	6.81%	05/01/2008
Service Class	4.22%	7.46%	6.53%	05/01/2008
MSCI U.S. Broad Market Index (reflects no deduction for fees, expenses or taxes)	21.02%	15.46%	13.84%
Transamerica Managed Risk – Growth ETF VP Blended Benchmark[1] (reflects no deduction for fees, expenses or taxes)	16.06%	11.54%	9.61%
1
The Transamerica Managed Risk – Growth ETF VP Blended Benchmark consists of the following: MSCI U.S. Broad Market Index, 52%; Bloomberg Barclays US Aggregate Bond Index, 25%; and FTSE All-World Index ex-U.S., 23%.
Management:
Investment Manager: Transamerica Asset Management, Inc. Sub-Adviser: Milliman Financial Risk Management LLC Portfolio Managers:
Adam Schenck, CFA	Portfolio Manager	since 2015
Maria Schiopu, CFA	Portfolio Manager	since 2018
Purchase and Sale of Portfolio Shares: Shares of the portfolio may only be purchased or redeemed through variable life insurance policies and variable annuity contracts offered by the separate accounts of participating life insurance companies. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information about the terms of the offering. Shares of the portfolio may also be sold to the asset allocation portfolios and to other funds of funds.
The portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment minimums.
The portfolio will not be charged and does not intend to pay any 12b-1 fees on Initial Class shares through May 1, 2022. The maximum 12b-1 fee on Initial Class shares is 0.15%. The portfolio reserves the right to pay such fees after that date.
Tax Information: Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by the separate account, ordinarily do not cause the owners of insurance policies and annuity contracts invested in the separate account to recognize income or gain for federal income tax purposes. Please refer to the corresponding prospectus of the policy or annuity contract that you have chosen for more information regarding the tax consequences of your investment.
Payments to Broker-Dealers and Other Financial Intermediaries: The portfolio is generally only available as an underlying investment option for separate accounts of Transamerica life insurance companies to fund benefits under variable life insurance policies and variable annuity contracts. The portfolio and/or its affiliates may make payments to a Transamerica insurance company (or its affiliates) and to broker-dealers and other financial intermediaries for the sale of variable contracts (and thus, indirectly, the portfolio’s shares) and related services. These payments may create a conflict of interest by influencing the Transamerica insurance company or other intermediary to recommend the variable contracts that invest in the portfolio. Ask your salesperson or visit your financial intermediary’s website for more information.

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
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